------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 15, 2004


                                  CWABS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                    333-109272              95-4596514
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

      4500 Park Granada
    Calabasas, California                                       91302
----------------------------                                -------------
    (Address of Principal                                     (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool(*)
--------------------------------

     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-M.






------------------------
(*) Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 29, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-M, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-M.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.



                                                           Loan Group 1

                                        Principal Balances for the Group 1 Mortgage Loans


                                                       Percent of                Weighted   Weighted     Weighted      Weighted
                               Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                               Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
Range of Principal Balances     Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
           ($)                Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------   -----------   -------   -----------   ---------    --------   ---------   -----------   -----------
     0.01 -   10,000.00....   $ 2,891,216       464       0.58%      $ 6,231      6.278%     296.66         716          80.8%
10,000.01 -   20,000.00....    53,510,760     3,364      10.76        15,907      6.965      296.28         703          87.9
20,000.01 -   30,000.00....   110,142,000     4,317      22.14        25,514      6.984      296.71         704          90.6
30,000.01 -   40,000.00....    98,690,547     2,826      19.84        34,922      6.975      297.15         706          90.7
40,000.01 -   50,000.00....    84,784,291     1,868      17.04        45,388      7.010      296.86         706          90.6
50,000.01 -   60,000.00....    51,489,872       939      10.35        54,835      7.052      296.86         704          91.6
60,000.01 -   70,000.00....    33,814,538       525       6.80        64,409      6.941      296.81         698          90.1
70,000.01 -   80,000.00....    18,845,931       250       3.79        75,384      6.508      297.99         691          84.9
80,000.01 -   90,000.00....    12,669,735       149       2.55        85,032      6.240      297.83         703          81.9
90,000.01 -  100,000.00....    15,900,203       164       3.20        96,952      6.471      296.95         691          80.0
100,000.01 - 125,000.00....     6,955,877        62       1.40       112,192      6.040      297.18         704          80.0
125,000.01 - 150,000.00....     7,603,197        54       1.53       140,800      5.954      296.02         707          80.5
150,000.01 - 175,000.00....       155,000         1       0.03       155,000      4.500      298.00         721          69.4
                             ------------   -------   -----------
         Total               $497,453,167    14,983     100.00%
                             ============   =======   ===========



     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $33,201.



                                           Loan Programs for the Group 1 Mortgage Loans


                                                         Percent of              Weighted    Weighted     Weighted      Weighted
                                 Aggregate     Number     Aggregate    Average    Average     Average     Average       Average
                                 Principal      of        Principal    Current     Gross     Remaining     Credit       Combined
    Description of Loan           Balance     Mortgage     Balance    Principal   Mortgage     Term      Bureau Risk    Loan-to-
         Programs               Outstanding    Loans     Outstanding   Balance      Rate     (months)       Score      Value Ratio
---------------------------     ------------  --------   -----------  ---------   --------   ---------   -----------   -----------
10 Year Draw, 20 Year Repay...   $ 8,168,727       218       1.64%      $37,471     5.244%    350.83        720           99.8%
10 Year Draw, 0 Year Repay....     1,016,010        25       0.20        40,640     5.728     108.82        726          100.0
5 Year Draw, 5 Year Repay.....       501,925        23       0.10        21,823     6.855     115.65        715           93.7
10 Year Draw, 15 Year Repay...   487,634,725    14,713      98.03        33,143     6.932     296.58        703           89.0
15 Year Draw, 0 Year Repay....        94,847         2       0.02        47,423     5.528     178.00        705           93.4
15 Year Draw, 10 Year Repay...        36,933         2       0.01        18,466     3.070     297.94        660           93.5
                                ------------  --------   -----------
         Total                  $497,453,167    14,983     100.00%
                                ============  ========   ===========


                                                                3




                                            Loan Rates for the Group 1 Mortgage Loans

                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
  Range of Loan Rates (%)      Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------    -----------   -------   -----------   ---------    --------   ---------   -----------   -----------
Less than or equal to 3.000     $11,257,744      319       2.26%      $35,291       3.000%    297.84         698          91.3%
 3.001 - 3.500...............     1,329,213       36       0.27        36,923       3.250     297.83         710          92.4
 3.501 - 4.000...............       412,325       12       0.08        34,360       3.994     296.69         698          81.4
 4.001 - 4.500...............    23,424,086      641       4.71        36,543       4.478     296.88         745          69.0
 4.501 - 5.000...............    35,273,528      983       7.09        35,884       4.904     298.90         713          75.4
 5.001 - 5.500...............    19,565,200      443       3.93        44,165       5.360     302.17         709          78.6
 5.501 - 6.000...............    32,196,736      912       6.47        35,303       5.760     300.04         666          76.1
 6.001 - 6.500...............    42,145,370    1,499       8.47        28,116       6.349     295.32         722          87.0
 6.501 - 7.000...............   136,742,771    4,311      27.49        31,720       6.928     296.08         728          94.8
 7.001 - 7.500...............    49,668,124    1,537       9.98        32,315       7.401     296.45         669          90.2
 7.501 - 8.000...............    87,630,838    2,523      17.62        34,733       7.978     296.43         701          98.0
 8.001 - 8.500...............    15,145,405      486       3.04        31,163       8.281     296.71         706          96.2
 8.501 - 9.000...............    14,352,216      445       2.89        32,252       8.833     296.79         674          94.9
 9.001 - 9.500...............     6,161,367      203       1.24        30,352       9.239     296.67         677          96.2
 9.501 - 10.000..............     2,535,445       81       0.51        31,302       9.848     296.29         684          96.1
10.001 - 10.500..............     1,118,443       28       0.22        39,944      10.199     296.47         669          86.2
10.501 - 11.000..............    18,228,058      518       3.66        35,189      10.698     294.38         611          80.3
11.001 - 11.500..............       111,444        3       0.02        37,148      11.250     293.39         606          78.4
11.501 - 12.000..............       115,269        2       0.02        57,634      11.625     295.09         599          83.1
12.001 - 12.500..............        39,587        1       0.01        39,587      12.250     294.00         669          88.4
                               ------------   -------   ----------
         Total                 $497,453,167   14,983     100.00%
                               ============   =======   ==========


     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 6.902%




                              Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
Range of Months Remaining        Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
  to Scheduled Maturity        Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------    -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
 97 - 108..................    $   178,932          4      0.04%      $44,733      5.624%     108.00         747         100.0%
109 - 120..................      1,339,004         44      0.27        30,432      6.164      111.49         719          97.6
169 - 180..................         94,847          2      0.02        47,423      5.528      178.00         705          93.4
217 - 228..................         47,705          2      0.01        23,853      7.545      223.54         687          96.4
253 - 264..................         27,269          1      0.01        27,269     10.875      262.00         590         100.0
277 - 288..................      1,826,761         63      0.37        28,996      9.463      286.82         627          80.4
289 - 300..................    485,769,923     14,649     97.65        33,161      6.922      296.62         704          89.1
349 - 360..................      8,168,727        218      1.64        37,471      5.244      350.83         720          99.8
                              -----------    --------  -----------
         Total                $497,453,167     14,983    100.00%


     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 297.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                   Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
Range of Combined Loan-to-       Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
     Value Ratio (%)           Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------    -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
 0.01 - 10.00..............    $    50,000         1       0.01%      $50,000       5.625%     298.00        620           6.8%
10.01 - 20.00..............         36,774         2       0.01        18,387       6.045      297.00        727          17.8
20.01 - 30.00..............      1,360,974        34       0.27        40,029       5.208      296.58        705          26.0
30.01 - 40.00..............      2,451,293        73       0.49        33,579       5.041      297.02        718          35.9
40.01 - 50.00..............      6,435,962       167       1.29        38,539       5.423      296.74        699          45.5
50.01 - 60.00..............     12,135,780       334       2.44        36,335       5.658      296.61        699          55.5
60.01 - 70.00..............     33,409,393       894       6.72        37,371       5.520      296.70        694          67.1
70.01 - 80.00..............     52,351,970     1,483      10.52        35,301       5.846      296.32        684          77.6
80.01 - 90.00..............    125,127,706     4,394      25.15        28,477       7.246      296.42        685          88.7
90.01 - 100.00.............    264,093,316     7,601      53.09        34,745       7.242      297.24        718          98.1
                              ------------   --------  -----------
         Total                $497,453,167    14,983     100.00%
                              ============   ========  ===========


     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was approximately 89.23%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.




                                      Geographic Distribution for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
          State                Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------    -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
Alabama....................    $ 7,688,022       287       1.55%      $26,788       6.881%     296.26        719          94.4%
Alaska.....................        924,832        26       0.19        35,570       7.126      296.69        688          91.2
Arizona....................     18,037,337       619       3.63        29,139       6.842      297.14        706          92.8
California.................     99,349,492     2,367      19.97        41,973       6.803      296.09        694          82.8
Colorado...................     25,010,541       700       5.03        35,729       6.826      296.97        717          93.6
Connecticut................      5,844,953       166       1.17        35,211       6.418      298.25        708          88.3
Delaware...................      1,943,948        58       0.39        33,516       6.832      296.61        694          85.7
District of Columbia.......        660,025        17       0.13        38,825       6.249      297.09        679          80.0
Florida....................     37,591,496     1,222       7.56        30,762       6.886      296.87        710          90.9
Georgia....................     13,385,269       421       2.69        31,794       7.011      298.74        705          94.1
Hawaii.....................      2,988,538        84       0.60        35,578       6.573      297.24        712          85.7
Idaho......................      4,685,170       174       0.94        26,926       7.087      296.85        711          93.2
Illinois...................     19,877,130       593       4.00        33,520       6.978      296.66        709          91.7
Indiana....................      6,680,568       265       1.34        25,210       7.158      296.89        704          94.4
Iowa.......................      2,396,612        92       0.48        26,050       6.831      300.99        708          91.0
Kansas.....................      3,031,714       113       0.61        26,829       6.941      296.66        707          94.7
Kentucky...................      4,143,213       160       0.83        25,895       7.143      296.56        707          94.3
Louisiana..................      3,741,374       143       0.75        26,163       7.268      296.85        695          90.7
Maine......................      1,650,940        50       0.33        33,019       6.629      296.26        690          85.6
Maryland...................     11,448,533       310       2.30        36,931       6.907      296.65        695          88.8
Massachusetts..............     12,683,103       334       2.55        37,973       6.705      297.05        702          86.7
Michigan...................     15,906,284       522       3.20        30,472       6.847      303.46        707          93.4
Minnesota..................      8,599,675       253       1.73        33,991       6.855      296.78        709          90.9
Mississippi................      2,227,388        82       0.45        27,163       7.086      298.24        705          91.6
Missouri...................      5,382,325       219       1.08        24,577       6.928      297.33        701          93.5
Montana....................      1,009,600        39       0.20        25,887       6.810      298.91        719          90.3
Nebraska...................        718,223        25       0.14        28,729       6.903      296.65        713          94.4
Nevada.....................     21,470,190       570       4.32        37,667       7.284      296.76        704          89.1
New Hampshire..............      2,805,666        84       0.56        33,401       6.924      297.89        697          90.7
New Jersey.................     22,158,130       611       4.45        36,265       6.883      296.02        697          85.7
New Mexico.................      2,390,648        88       0.48        27,166       7.016      294.46        700          92.2
New York...................     18,677,692       530       3.75        35,241       6.274      297.35        705          80.4
North Carolina.............     10,384,038       381       2.09        27,255       6.986      297.08        710          95.3
North Dakota...............        261,299        12       0.05        21,775       6.788      295.88        699          90.0
Ohio.......................     13,553,163       486       2.72        27,887       7.197      296.36        701          92.8
Oklahoma...................      2,759,834       107       0.55        25,793       6.752      298.09        716          92.2
Oregon.....................      6,797,434       223       1.37        30,482       7.087      297.30        703          91.4
Pennsylvania...............     15,896,042       554       3.20        28,693       6.859      297.31        707          90.8
Rhode Island...............      2,806,543        79       0.56        35,526       7.333      297.83        685          86.2
South Carolina.............      3,906,706       147       0.79        26,576       7.190      296.88        711          93.4
South Dakota...............        482,246        15       0.10        32,150       6.607      308.33        706          94.4
Tennessee..................      7,800,579       277       1.57        28,161       7.040      296.52        708          95.0
Texas......................      1,833,698        67       0.37        27,369       7.237      296.85        729          96.7
Utah.......................      5,497,776       199       1.11        27,627       7.071      296.82        710          93.2
Vermont....................        523,734        19       0.11        27,565       6.622      299.81        705          88.3
Virginia...................     15,439,001       434       3.10        35,574       7.108      297.47        700          90.7
Washington.................     16,719,224       479       3.36        34,904       7.126      297.26        707          92.0
West Virginia..............      1,087,249        49       0.22        22,189       6.919      213.32        707          93.5
Wisconsin..................      5,895,662       207       1.19        28,481       7.015      297.94        702          91.7
Wyoming....................        700,308        24       0.14        29,180       6.460      297.00        715          86.2
                              ------------   --------  -----------
         Total                $497,453,167    14,983     100.00%
                              ============   ========  ===========



                               Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
  Range of Credit Scores       Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
---------------------------    -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
841 - 850..................    $    18,025         1        (1)       $18,025       6.375%     298.00        842          90.0%
821 - 840..................        580,522        21       0.12%       27,644       5.894      296.91        829          77.9
801 - 820..................      6,700,182       217       1.35        30,876       6.301      296.49        808          86.2
781 - 800..................     20,688,615       678       4.16        30,514       6.340      295.61        789          88.8
761 - 780..................     38,400,749     1,241       7.72        30,943       6.496      297.28        769          90.2
741 - 760..................     54,967,068     1,686      11.05        32,602       6.587      297.59        750          91.2
721 - 740..................     67,151,821     2,035      13.50        32,998       6.686      297.06        730          92.3
701 - 720..................     80,474,721     2,355      16.18        34,172       6.683      296.66        710          91.8
681 - 700..................     63,413,495     1,846      12.75        34,352       6.920      297.04        690          90.1
661 - 680..................     62,017,462     1,811      12.47        34,245       7.115      297.38        670          90.3
641 - 660..................     48,082,591     1,474       9.67        32,620       7.062      296.78        651          85.3
621 - 640..................     38,198,283     1,124       7.68        33,984       7.135      296.33        631          81.5
601 - 620..................      9,765,415       289       1.96        33,790       9.366      295.08        613          81.8
581 - 600..................      5,044,869       151       1.01        33,410      10.696      294.26        590          77.0
561 - 580..................      1,021,039        29       0.21        35,208      10.527      294.41        575          80.6
560 or less................        928,313        25       0.19        37,133      10.413      294.41        544          79.5
                              ------------   --------   ----------
         Total                $497,453,167    14,983     100.00%

---------------------
(1) Less than 0.01%.

     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 704.





                                           Property Type for the Group 1 Mortgage Loans


                                                           Percent of               Weighted    Weighted    Weighted      Weighted
                                   Aggregate      Number    Aggregate     Average    Average     Average    Average       Average
                                   Principal       of       Principal     Current     Gross     Remaining    Credit       Combined
                                    Balance      Mortgage    Balance     Principal   Mortgage     Term     Bureau Risk    Loan-to-
      Property Type               Outstanding     Loans    Outstanding    Balance      Rate     (months)      Score     Value Ratio
---------------------------       ------------   --------  -----------   ---------   --------   ---------  -----------  -----------
Single Family...................  $359,469,295    10,956      72.26%      $32,810     6.893%      297.03       700         88.4%
Planned Unit Development (PUD)..    81,428,037     2,317      16.37        35,144     6.981       295.98       710         91.7
Low-rise Condominium............    46,530,045     1,416       9.35        32,860     6.805       297.37       723         92.4
2-4 Units.......................     7,083,091       187       1.42        37,877     7.105       296.66       700         84.5
High-rise Condominium...........     1,973,638        70       0.40        28,195     7.606       295.71       720         91.8
Manufactured Housing (1)........       969,062        37       0.19        26,191     5.112       297.02       705         73.2
                                  ------------   --------  -----------
         Total                    $497,453,167    14,983     100.00%
                                  ============   ========  ===========

-------------------
(1) Treated as real property


                                                                7




                                                         Percent of                Weighted   Weighted     Weighted      Weighted
                                 Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                 Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                  Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
  Range of Gross Margins (%)    Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
-----------------------------   -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
Less than or equal to 0.000..   $26,231,183       723       5.27%      $36,281      4.566%     301.83         742          71.6%
0.001 - 0.250................     7,065,179       201       1.42        35,150      4.712      296.90         690          66.3
0.251 - 0.500................    27,812,159       771       5.59        36,073      4.898      297.15         719          76.5
0.501 - 0.750................     7,053,911       161       1.42        43,813      5.139      302.68         700          72.3
0.751 - 1.000................    13,349,110       304       2.68        43,912      5.267      300.72         714          82.1
1.001 - 1.250................    23,714,831       652       4.77        36,372      5.662      297.17         652          72.2
1.251 - 1.500................     8,838,385       259       1.78        34,125      5.501      300.32         705          85.2
1.501 - 1.750................    10,677,148       273       2.15        39,110      6.077      295.91         697          80.0
1.751 - 2.000................    32,889,195     1,266       6.61        25,979      6.296      295.47         730          89.6
2.001 - 2.250................    26,304,437       849       5.29        30,983      6.641      296.30         700          89.1
2.251 - 2.500................   111,388,226     3,492      22.39        31,898      6.947      296.10         735          96.2
2.501 - 2.750................    16,928,020       483       3.40        35,048      7.116      296.50         699          91.1
2.751 - 3.000................    34,350,517     1,100       6.91        31,228      7.358      296.49         656          89.9
3.001 - 3.250................     6,892,822       217       1.39        31,764      7.054      296.67         688          93.8
3.251 - 3.500................    82,792,372     2,363      16.64        35,037      7.948      296.43         702          98.3
3.501 - 3.750................    10,363,400       353       2.08        29,358      7.858      296.75         706          95.9
3.751 - 4.000................     5,792,282       162       1.16        35,755      8.157      296.85         701          96.5
4.001 - 4.250................     7,993,110       271       1.61        29,495      8.371      296.79         673          93.6
4.251 - 4.500................     7,536,809       212       1.52        35,551      8.414      296.93         674          96.4
4.501 - 4.750................     4,558,316       150       0.92        30,389      9.063      296.72         680          96.5
4.751 - 5.000................     2,101,288        67       0.42        31,363      8.215      296.86         667          95.8
5.001 - 5.250................     1,453,817        42       0.29        34,615      9.160      296.28         700          95.6
5.251 - 5.500................     1,738,851        59       0.35        29,472      7.878      296.88         661          96.9
5.501 - 5.750................     1,076,931        27       0.22        39,886     10.187      296.41         671          85.7
5.751 - 6.000................        41,512         1       0.01        41,512     10.500      298.00         594         100.0
6.001 - 6.250................    13,070,854       371       2.63        35,231     10.627      294.50         620          81.9
6.251 - 6.500................     5,157,204       147       1.04        35,083     10.877      294.08         588          76.3
6.501 - 6.750................       126,444         4       0.03        31,611     10.449      294.06         607          79.4
7.001 - 7.250................       115,269         2       0.02        57,634     11.625      295.09         599          83.1
7.501 - 7.750................        39,587         1       0.01        39,587     12.250      294.00         669          88.4
                               ------------   --------  -----------
         Total                 $497,453,167    14,983     100.00%
                               ============   ========  ===========


     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.507%

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.




                                  Credit Limit Utilization Rates for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
     Range of Credit             Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
Limit Utilization Rates (%)    Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
 0.01 - 10.00...............   $   295,075       102       0.06%      $ 2,893       5.707%     297.90        735          75.7%
10.01 - 20.00...............     1,050,294       132       0.21         7,957       5.672      296.70        730          73.9
20.01 - 30.00...............     2,238,299       159       0.45        14,077       5.822      296.95        719          76.2
30.01 - 40.00...............     3,767,816       213       0.76        17,689       5.735      296.97        720          77.5
40.01 - 50.00...............     6,554,303       282       1.32        23,242       5.858      297.51        707          76.4
50.01 - 60.00...............     8,676,011       345       1.74        25,148       5.896      298.72        712          77.2
60.01 - 70.00...............    13,246,631       464       2.66        28,549       6.001      298.00        704          78.6
70.01 - 80.00...............    17,312,019       550       3.48        31,476       6.064      298.71        703          79.6
80.01 - 90.00...............    22,984,189       681       4.62        33,751       6.278      297.40        700          81.3
90.01 - 100.00..............   421,328,530    12,055      84.70        34,951       7.055      296.69        703          91.1
                              ------------   --------   ----------
         Total                $497,453,167    14,983     100.00%
                              ============   ========   ==========


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 91.51%.




                                        Maximum Loan Rates for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
   Maximum Loan Rates (%)      Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
12.000......................   $    50,256         2       0.01%      $25,128      5.483%     350.69         742         100.0%
15.000......................        40,535         1       0.01        40,535      5.000      350.00         740         100.0
16.000......................    10,718,304       386       2.15        27,768      7.027      298.24         710          95.0
17.000......................    38,875,002     1,273       7.81        30,538      6.926      296.68         711          91.1
18.000......................   429,418,554    12,801      86.32        33,546      6.735      296.96         707          89.3
21.000......................    18,350,516       520       3.69        35,289     10.681      294.38         610          79.9
                               -----------   --------  -----------
         Total                 497,453,167    14,983     100.00%
                               ===========   ========  ===========


         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.989%.



                                           Credit Limits for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
 Range of Credit Limits (%)    Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   -----------   --------  -----------   ---------    --------   ---------   -----------   -----------
      0.01 - 10,000.00......   $   485,711        63       0.10%      $ 7,710      7.174%      296.75        691          86.6%
 10,000.01 - 20,000.00......    43,180,689     2,829       8.68        15,264      7.123       296.20        702          89.3
 20,000.01 - 30,000.00......   104,463,542     4,333      21.00        24,109      7.063       296.56        705          91.4
 30,000.01 - 40,000.00......    95,127,674     2,902      19.12        32,780      7.035       296.93        707          91.4
 40,000.01 - 50,000.00......    89,128,827     2,158      17.92        41,302      6.931       296.86        707          89.7
 50,000.01 - 60,000.00......    53,907,252     1,063      10.84        50,712      7.069       297.24        703          91.9
 60,000.01 - 70,000.00......    33,903,567       587       6.82        57,757      7.021       296.87        698          90.8
 70,000.01 - 80,000.00......    20,051,680       323       4.03        62,080      6.488       296.69        689          83.7
 80,000.01 - 90,000.00......    13,134,189       189       2.64        69,493      6.214       298.28        700          83.0
 90,000.01 - 100,000.00.....    24,581,724       333       4.94        73,819      6.183       297.96        699          77.9
100,000.01 - 125,000.00.....     7,840,657        89       1.58        88,097      6.065       297.75        701          81.6
125,000.01 - 150,000.00.....    11,187,200       110       2.25       101,702      5.806       296.15        713          77.9
150,000.01 - 175,000.00.....       460,457         4       0.09       115,114      4.500       296.67        747          58.7
                              ------------   --------  -----------
         Total                $497,453,167    14,983     100.00%
                              ============   ========  ===========


     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $37,155.


                                           Lien Priority for the Group 1 Mortgage Loans

                                                       Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
        Lien Property          Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   ------------  --------  -----------   ---------    --------   ---------   -----------   -----------
Second Liens................   $497,453,167   14,983     100.00%      $33,201      6.902%     296.88         704          89.2%
                               ------------  --------  -----------
         Total                 $497,453,167   14,983     100.00%
                               ============  ========  ===========



                                        Delinquency Status for the Group 1 Mortgage Loans


                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
     Delinquency Status        Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   ------------  --------  -----------   ---------    --------   ---------   -----------   -----------
Current.....................   $492,955,609    14,849     99.10%      $33,198      6.897%      296.89        704          89.3%
30 - 59 Days................      4,497,558       134      0.90        33,564      7.457       295.36        680          86.9
                               ------------  --------  -----------
         Total                 $497,453,167    14,983     100.00%
                               ============   ========  ===========


                                         Origination Year for the Group 1 Mortgage Loans

                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
                                 Balance     Mortgage    Balance     Principal    Mortgage     Term      Bureau Risk    Loan-to-
     Origination Year          Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   -----------  --------  -----------   ---------    --------   ---------   -----------   -----------
1998........................   $    47,705        2       0.01%      $23,853       7.545%     223.54        687           96.4%
2001........................        27,269        1       0.01        27,269      10.875      262.00        590          100.0
2003........................    16,542,473      445       3.33        37,174       6.778      300.53        690           93.9
2004........................   480,835,720   14,535      96.66        33,081       6.906      296.76        704           89.1
                              ------------  --------  -----------
         Total                $497,453,167   14,983     100.00%
                              ============  ========  ===========


                                                               11




                                                           Loan Group 2

                                        Principal Balances for the Group 2 Mortgage Loans

                                                       Percent of                 Weighted   Weighted     Weighted      Weighted
                                Aggregate    Number    Aggregate      Average     Average     Average     Average       Average
                                Principal      of       Principal     Current      Gross     Remaining     Credit       Combined
     Range of Principal          Balance    Mortgage    Balance      Principal    Mortgage     Term      Bureau Risk    Loan-to-
        Balances ($)           Outstanding    Loans    Outstanding    Balance       Rate     (months)       Score      Value Ratio
----------------------------   -----------  --------   -----------   ---------    --------   ---------   -----------   -----------
     0.01 -   10,000.00.....   $   715,081      117       0.14%       $ 6,112      6.338%      295.83        723          79.7%
10,000.01 -   20,000.00.....     5,363,323      331       1.07         16,203      6.697       297.46        696          81.5
20,000.01 -   30,000.00.....     9,950,012      388       1.98         25,644      6.913       297.68        692          83.8
30,000.01 -   40,000.00.....    16,829,090      461       3.35         36,506      6.699       297.36        699          84.7
40,000.01 -   50,000.00.....    28,212,632      612       5.61         46,099      6.633       297.03        700          85.7
50,000.01 -   60,000.00.....    35,792,835      642       7.12         55,752      6.803       296.41        711          88.9
60,000.01 -   70,000.00.....    41,145,446      626       8.19         65,728      7.036       297.02        709          90.6
70,000.01 -   80,000.00.....    44,712,718      597       8.90         74,896      7.113       296.77        711          92.3
80,000.01 -   90,000.00.....    33,636,918      394       6.69         85,373      6.992       296.28        711          92.1
90,000.01 -  100,000.00.....    48,278,100      499       9.61         96,750      6.815       296.00        707          89.8
100,000.01 - 125,000.00.....    44,362,613      395       8.83        112,310      6.691       296.93        711          89.2
125,000.01 - 150,000.00.....    49,255,781      350       9.80        140,731      6.295       297.28        708          84.9
150,000.01 - 175,000.00.....    16,947,743      104       3.37        162,959      6.424       296.66        713          87.6
175,000.01 - 200,000.00.....    19,595,152      104       3.90        188,415      6.153       296.77        713          82.7
200,000.01 - 225,000.00.....     8,302,575       39       1.65        212,887      6.141       296.80        716          84.8
225,000.01 - 250,000.00.....    14,332,185       60       2.85        238,870      5.813       293.79        717          81.1
250,000.01 - 275,000.00.....     7,904,799       30       1.57        263,493      6.519       296.87        714          85.8
275,000.01 - 300,000.00.....    10,189,855       35       2.03        291,139      5.880       296.66        715          78.3
300,000.01 - 325,000.00.....     6,301,016       20       1.25        315,051      6.513       287.36        723          86.6
325,000.01 - 350,000.00.....     5,145,871       15       1.02        343,058      6.224       297.41        719          78.8
350,000.01 - 375,000.00.....     3,700,456       10       0.74        370,046      6.918       296.70        695          81.8
375,000.01 - 400,000.00.....     2,745,772        7       0.55        392,253      4.834       296.71        737          75.3
400,000.01 - 425,000.00.....     2,078,450        5       0.41        415,690      5.818       295.99        699          87.2
425,000.01 - 450,000.00.....     2,189,544        5       0.44        437,909      7.359       297.59        736          87.6
450,000.01 - 475,000.00.....     2,757,123        6       0.55        459,520      6.446       296.34        744          81.7
475,000.01 - 500,000.00.....     8,922,134       18       1.78        495,674      5.533       297.61        726          81.9
500,000.01 - 525,000.00.....     1,527,771        3       0.30        509,257      5.489       295.68        691          78.2
525,000.01 - 550,000.00.....       541,873        1       0.11        541,873      6.750       298.00        785          90.0
550,000.01 - 575,000.00.....     1,107,238        2       0.22        553,619      4.500       297.00        791          85.0
575,000.01 - 600,000.00.....       600,000        1       0.12        600,000      9.250       296.00        725         100.0
600,000.01 - 625,000.00.....     1,834,874        3       0.37        611,625      5.117       295.33        718          86.6
625,000.01 - 650,000.00.....     1,297,705        2       0.26        648,853      5.689       298.00        682          56.9
650,000.01 - 675,000.00.....     1,347,500        2       0.27        673,750      4.999       296.50        696          82.5
675,000.01 - 700,000.00.....     1,395,000        2       0.28        697,500      6.694       296.00        710          85.0
700,000.01 - 725,000.00.....     1,432,000        2       0.28        716,000      5.306       296.50        712          75.0
725,000.01 - 750,000.00.....     2,983,177        4       0.59        745,794      6.059       297.50        711          73.4
775,000.01 - 800,000.00.....       797,000        1       0.16        797,000      6.375       297.00        731          78.5
875,000.01 - 900,000.00.....     2,656,250        3       0.53        885,417      7.130       294.67        697          89.8
900,000.01 - 925,000.00.....     1,826,535        2       0.36        913,267      6.248       297.00        700          85.0
925,000.01 - 950,000.00.....       933,750        1       0.19        933,750      8.375       295.00        704          95.0
975,000.01 - 1,000,000.00...     6,999,998        7       1.39      1,000,000      5.232       297.00        722          71.9
Greater than 1,000,000.00...     5,898,693        4       1.17      1,474,673      5.144       296.83        708          57.7
                               ------------   --------  ---------
         Total                 $502,546,588     5,910   100.00%


     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $85,033.


                                          Loan Programs for the Group 2 Mortgage Loans


                                                         Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate     Number    Aggregate     Average    Average     Average     Average       Average
                                 Principal       of      Principal     Current     Gross     Remaining     Credit       Combined
       Range of Loan              Balance     Mortgage    Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
          Rates (%)             Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
------------------------------  ------------  --------  ------------  ---------   --------   ---------   -----------   -----------
10 Year Draw, 20 Year Repay...   $ 3,751,893       62       0.75%      $60,514     4.932%     350.61        722          100.0%
10 Year Draw,  0 Year Repay...     1,418,664       18       0.28        78,815     5.403      108.88        727          100.0
5 Year Draw, 5 Year Repay.....       437,959        4       0.09       109,490     6.846      114.36        708           98.2
5 Year Draw, 10 Year Repay....        28,788        1       0.01        28,788     7.875      178.00        732          100.0
10 Year Draw, 15 Year Repay...   496,779,614    5,822      98.85        85,328     6.592      296.89        710           86.4
15 Year Draw, 0 Year Repay....        50,447        1       0.01        50,447     4.500      178.00        732           80.0
15 Year Draw, 10 Year Repay...        79,224        2       0.02        39,612     5.629      296.22        693           93.9
                                ------------  --------  ------------
         Total                  $502,546,588    5,910      100.00%
                                ============  ========  ============



                                            Loan Rates for the Group 2 Mortgage Loans

                                                         Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate     Number    Aggregate     Average    Average     Average     Average       Average
                                 Principal       of      Principal     Current     Gross     Remaining     Credit       Combined
     Description of Loan          Balance     Mortgage    Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
          Programs              Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------  ------------  --------  ------------  ---------   --------   ---------   -----------   -----------
Less than or equal to 3.000..   $ 8,620,685      114       1.72%      $75,620      2.996%     297.77        716          89.7%
 3.001 - 3.500...............     1,148,702       14       0.23        82,050      3.250      298.04        745          86.8
 3.501 - 4.000...............     1,844,415       16       0.37       115,276      3.869      297.16        727          78.5
 4.001 - 4.500...............    38,601,010      379       7.68       101,850      4.481      294.63        735          77.6
 4.501 - 5.000...............    55,502,734      563      11.04        98,584      4.896      297.72        721          73.2
 5.001 - 5.500...............    42,173,344      416       8.39       101,378      5.362      298.14        713          79.7
 5.501 - 6.000...............    34,868,049      336       6.94       103,774      5.807      296.69        689          79.1
 6.001 - 6.500...............    42,295,005      575       8.42        73,557      6.351      295.94        715          83.3
 6.501 - 7.000...............    97,236,235    1,186      19.35        81,987      6.861      295.62        723          92.0
 7.001 - 7.500...............    61,108,432      808      12.16        75,629      7.323      296.87        695          91.1
 7.501 - 8.000...............    71,321,257      819      14.19        87,083      7.961      296.77        714          97.4
 8.001 - 8.500...............    15,559,077      159       3.10        97,856      8.334      296.59        704          96.2
 8.501 - 9.000...............    12,507,678      148       2.49        84,511      8.843      297.01        690          95.3
 9.001 - 9.500...............     3,534,401       41       0.70        86,205      9.315      296.96        679          94.1
 9.501 - 10.000..............     1,367,990       17       0.27        80,470      9.820      297.73        674          90.2
10.001 - 10.500..............     4,650,890      109       0.93        42,669     10.258      298.25        628          81.1
10.501 - 11.000..............     9,773,131      200       1.94        48,866     10.690      296.68        606          79.6
11.001 - 11.500..............       210,452        6       0.04        35,075     11.274      297.88        610          82.8
11.501 - 12.000..............       120,000        2       0.02        60,000     11.859      298.63        603          86.2
12.501 - 13.000..............        53,100        1       0.01        53,100     13.000      299.00        591          65.1
Greater than 13.000..........        50,000        1       0.01        50,000     13.250      299.00        649         100.0
                               ------------  --------  ------------
         Total                 $502,546,588    5,910     100.00%
                               ============  ========  ============


     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 6.577%.


                              Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                         Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate     Number    Aggregate     Average    Average     Average     Average       Average
                                 Principal       of      Principal     Current     Gross     Remaining     Credit       Combined
  Range of Months Remaining       Balance     Mortgage    Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
      Value Ratio (%)           Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------   ------------  --------  ------------  ---------   --------   ---------   -----------   -----------
 97 - 108....................   $   165,890         3       0.03%      $55,297      6.322%     108.00        728         100.0%
109 - 120....................     1,690,733        19       0.34        88,986      5.686      110.39        722          99.5
169 - 180....................        79,235         2       0.02        39,618      5.726      178.00        732          87.3
277 - 288....................       201,146         8       0.04        25,143      7.878      286.55        684          81.9
289 - 300 ...................   496,657,692     5,816      98.83        85,395      6.592      296.89        710          86.4
337 - 348 ...................        49,579         1       0.01        49,579      5.000      347.00        741         100.0
349 - 360 ...................     3,702,314        61       0.74        60,694      4.931      350.66        722         100.0
                               ------------  --------  ------------
         Total                 $502,546,588     5,910     100.00%
                               ============  ========  ============


     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 297.

     The above table assumes that the draw period for the mortgage loans with
(a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.




                                  Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                        Percent of                Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate     Average    Average     Average     Average       Average
                                 Principal      of       Principal     Current     Gross     Remaining     Credit       Combined
  Range of Combined Loan-to-      Balance    Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
    to Scheduled Maturity       Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------   -----------  ---------  -----------   ---------   --------   ---------   -----------   -----------
10.01 - 20.00................   $    12,000        1         (1)       $12,000      5.625%     298.00        766          13.6%
20.01 - 30.00................       832,769        8        0.17%      104,096      6.093      297.51        674          27.3
30.01 - 40.00................     3,518,703       20        0.70       175,935      5.026      297.16        698          36.7
40.01 - 50.00................     4,488,949       48        0.89        93,520      5.176      297.08        706          46.9
50.01 - 60.00................    12,272,811      127        2.44        96,636      5.410      297.22        717          55.8
60.01 - 70.00................    46,796,076      460        9.31       101,731      5.402      296.84        698          67.0
70.01 - 80.00................    85,944,318      856       17.10       100,402      5.565      296.90        709          77.9
80.01 - 90.00................   161,656,552    2,129       32.17        75,931      6.850      296.95        702          88.6
90.01 - 100.00...............   187,024,411    2,261       37.22        82,718      7.240      295.98        721          97.9
                               ------------  ---------  -----------
         Total                 $502,546,588     5,910     100.00%
                               ============  =========  ===========
---------------------
(1) Less than 0.01%.


     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 86.59%.


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                      Geographic Distribution for the Group 2 Mortgage Loans


                                                         Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate     Average    Average     Average     Average       Average
                                 Principal      of       Principal     Current     Gross     Remaining     Credit       Combined
                                  Balance    Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
           State                Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------   -----------  ---------  -----------   ---------   --------   ---------   -----------   -----------
Alabama......................   $ 1,192,816        24       0.24%     $ 49,701      6.872%    298.83         725          91.7%
Alaska.......................        63,744         1       0.01        63,744      8.000     296.00         738          95.0
Arizona......................     7,653,322        93       1.52        82,294      6.172     295.46         703          87.9
California...................   281,867,629     3,041      56.09        92,689      6.570     296.44         711          86.4
Colorado.....................    12,118,474       158       2.41        76,699      6.270     296.39         717          87.7
Connecticut..................     6,300,176        67       1.25        94,032      5.998     294.72         709          82.4
Delaware.....................       340,034         6       0.07        56,672      6.934     297.78         662          88.7
District of Columbia.........       773,239         8       0.15        96,655      6.561     296.89         714          92.1
Florida......................    24,187,773       263       4.81        91,969      6.623     296.38         721          88.7
Georgia......................     4,578,234        66       0.91        69,367      6.726     299.06         713          93.7
Hawaii.......................     5,096,656        79       1.01        64,515      6.681     298.53         715          85.3
Idaho........................       801,218        14       0.16        57,230      7.504     296.96         690          90.1
Illinois.....................    13,625,046       162       2.71        84,105      6.243     297.49         716          87.8
Indiana......................       896,637        15       0.18        59,776      7.064     297.62         679          89.9
Iowa.........................       311,877         5       0.06        62,375      7.308     297.30         728          99.1
Kansas.......................       672,393         9       0.13        74,710      4.682     297.49         727          88.4
Kentucky.....................       607,756         9       0.12        67,528      7.845     296.78         706          95.4
Louisiana....................       507,132        14       0.10        36,224      7.023     297.80         709          91.5
Maine........................     1,041,335        10       0.21       104,133      6.301     297.07         734          83.1
Maryland.....................     8,890,350       123       1.77        72,279      6.998     296.32         693          87.6
Massachusetts................    20,850,176       223       4.15        93,499      6.597     296.64         707          87.0
Michigan.....................     3,585,550        63       0.71        56,913      6.513     302.16         711          91.8
Minnesota....................     3,022,480        44       0.60        68,693      6.774     296.60         722          87.9
Mississippi..................       336,355         5       0.07        67,271      4.983     296.84         672          88.2
Missouri.....................     1,268,647        24       0.25        52,860      6.779     297.39         691          91.7
Montana......................       106,467         4       0.02        26,617      6.230     309.29         677          91.8
Nebraska.....................        16,000         1       (1)         16,000     10.625     298.00         665          89.6
Nevada.......................    20,524,181       230       4.08        89,236      6.739     297.25         708          83.6
New Hampshire................     1,372,733        18       0.27        76,263      6.439     297.01         722          84.2
New Jersey...................    19,475,708       285       3.88        68,336      6.632     297.41         704          86.7
New Mexico...................       758,098        11       0.15        68,918      6.282     296.52         732          87.0
New York.....................    18,962,063       233       3.77        81,382      6.452     296.85         713          82.3
North Carolina...............     2,642,194        41       0.53        64,444      6.353     297.53         701          84.0
Ohio.........................     1,624,409        33       0.32        49,225      7.658     296.26         683          89.5
Oklahoma.....................       821,374         9       0.16        91,264      6.591     296.72         727          85.6
Oregon.......................     2,664,565        35       0.53        76,130      6.731     296.90         691          82.2
Pennsylvania.................     4,547,826        75       0.90        60,638      6.709     297.30         701          88.7
Rhode Island.................       903,406        13       0.18        69,493      7.724     296.92         678          86.7
South Carolina...............     1,462,969        23       0.29        63,607      6.424     304.18         707          91.2
South Dakota.................        27,650         1       0.01        27,650      4.875     298.00         788          75.1
Tennessee....................     1,581,383        31       0.31        51,012      6.967     297.01         706          92.5
Texas........................       614,323        11       0.12        55,848      6.883     296.63         756          92.3
Utah.........................       704,246        13       0.14        54,173      7.046     297.61         688          87.4
Vermont......................     1,036,082         6       0.21       172,680      5.657     297.81         687          70.9
Virginia.....................    10,391,681       149       2.07        69,743      7.192     297.31         703          91.4
Washington...................    10,136,842       133       2.02        76,217      6.324     297.83         713          85.7
West Virginia................       500,672         5       0.10       100,134      6.928     137.24         701          97.0
Wisconsin....................     1,082,669        24       0.22        45,111      6.533     303.05         709          87.5
                               ------------  ---------  -----------
         Total                 $502,546,588     5,910     100.00%
                               ============  =========  ===========
-------------------
(1) Less than 0.01%.


                                                               15




                               Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                         Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate     Average    Average     Average     Average       Average
                                 Principal      of       Principal     Current     Gross     Remaining     Credit       Combined
                                  Balance    Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
   Range of Credit Scores       Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------   -----------  ---------  -----------   ---------   --------   ---------   -----------   -----------
821 - 840....................   $   454,805        6       0.09%       $75,801      5.285%     296.13        826          79.7%
801 - 820....................     2,902,748       42       0.58         69,113      6.192      296.77        808          90.1
781 - 800....................    23,121,650      267       4.60         86,598      5.973      297.54        789          84.5
761 - 780....................    47,676,753      562       9.49         84,834      6.260      297.28        770          87.1
741 - 760....................    66,760,508      757      13.28         88,191      6.332      296.47        751          88.1
721 - 740....................    74,037,761      840      14.73         88,140      6.438      295.71        730          89.9
701 - 720....................    88,434,645      975      17.60         90,702      6.399      296.42        710          87.2
681 - 700....................    67,105,496      733      13.35         91,549      6.592      295.83        691          86.6
661 - 680....................    54,494,080      637      10.84         85,548      6.721      297.10        671          85.7
641 - 660....................    38,639,819      470       7.69         82,212      6.801      297.42        651          83.9
621 - 640....................    25,998,538      348       5.17         74,708      7.172      296.91        631          81.4
601 - 620....................     6,747,223      142       1.34         47,516      9.228      297.64        611          80.5
581 - 600....................     4,094,547       89       0.81         46,006     10.079      297.07        591          76.7
561 - 580....................     1,306,086       24       0.26         54,420     10.216      297.76        571          75.4
560 or less..................       771,928       18       0.15         42,885     10.401      296.41        547          82.4
                               ------------  ---------  -----------
         Total                 $502,546,588     5,910    100.00%
                               ============   ========  ===========


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 710.



                                           Property Type for the Group 2 Mortgage Loans

                                                          Percent of               Weighted   Weighted     Weighted      Weighted
                                 Aggregate     Number     Aggregate     Average    Average     Average     Average       Average
                                 Principal       of       Principal     Current     Gross     Remaining     Credit       Combined
                                  Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
       Property Type            Outstanding    Loans     Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------   ------------  ---------  -----------   ---------   --------   ---------   -----------   -----------
Single Family................   $339,306,688    3,987      67.52%      $85,103      6.573%     296.50        707          85.9%
Planned Unit Development (PUD)   103,131,583    1,185      20.52        87,031      6.449      296.73        714          87.0
Low-rise Condominium.........     35,091,773      466       6.98        75,304      6.678      297.08        726          91.0
2-4 Units....................     20,585,710      217       4.10        94,865      7.066      296.41        707          88.5
High-rise Condominium........      4,383,717       54       0.87        81,180      6.782      296.27        737          86.2
Manufactured Housing (1).....         47,118        1       0.01        47,118      4.875      297.00        730          79.2
                                ------------  ---------  -----------
         Total                  $502,546,588     5,910     100.00%
                                ============  =========  ===========
-------------------
(1) Treated as real property


                                                               16




                                           Gross Margins for the Group 2 Mortgage Loans


                                                          Percent of                Weighted   Weighted     Weighted      Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average       Average
                                  Principal       of       Principal     Current     Gross     Remaining     Credit       Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
  Range of Gross Margins (%)     Outstanding    Loans     Outstanding    Balance      Rate     (months)       Score      Value Ratio
-----------------------------    -----------   ---------  -----------   ---------   --------   ---------   -----------   -----------
Less than or equal to 0.000..    $40,484,842        387       8.06%      $104,612     4.476%     295.81        738          78.4%
0.001 - 0.250................     11,588,937        115       2.31        100,773     4.687      297.21        702          64.3
0.251 - 0.500................     44,547,341        446       8.86         99,882     4.888      296.80        727          75.2
0.501 - 0.750................     14,625,045        153       2.91         95,589     5.101      298.87        710          76.0
0.751 - 1.000................     28,532,717        275       5.68        103,755     5.399      297.49        714          81.5
1.001 - 1.250................     21,806,901        214       4.34        101,901     5.643      297.11        680          77.1
1.251 - 1.500................     14,491,941        139       2.88        104,259     5.733      295.71        707          83.2
1.501 - 1.750................     11,840,950        146       2.36         81,102     6.046      295.95        685          76.0
1.751 - 2.000................     31,573,069        447       6.28         70,633     6.327      296.43        726          86.3
2.001 - 2.250................     33,395,692        406       6.65         82,255     6.646      296.69        709          89.2
2.251 - 2.500................     64,890,591        791      12.91         82,036     6.902      295.15        731          93.5
2.501 - 2.750................     37,565,221        493       7.47         76,197     7.145      296.86        710          91.7
2.751 - 3.000................     24,803,682        334       4.94         74,263     7.394      296.92        673          90.3
3.001 - 3.250................      9,253,079         86       1.84        107,594     7.378      296.30        688          92.4
3.251 - 3.500................     63,151,092        750      12.57         84,201     7.969      296.85        718          98.1
3.501 - 3.750................      7,250,885         88       1.44         82,396     8.114      296.79        714          95.6
3.751 - 4.000................      8,391,617         73       1.67        114,954     8.471      296.44        694          96.6
4.001 - 4.250................      6,168,526         78       1.23         79,084     8.459      297.06        695          93.9
4.251 - 4.500................      6,818,774         78       1.36         87,420     8.789      296.99        683          96.6
4.501 - 4.750................      2,355,813         25       0.47         94,233     8.996      297.06        684          94.5
4.751 - 5.000................      1,389,024         19       0.28         73,107     8.900      297.03        667          93.8
5.001 - 5.250................        761,588         10       0.15         76,159     9.741      297.52        690          94.2
5.251 - 5.500................        406,392          5       0.08         81,278     9.683      297.22        668          92.4
5.501 - 5.750................      1,545,075         20       0.31         77,254    10.163      296.75        656          84.7
5.751 - 6.000................         98,418          2       0.02         49,209    10.241      298.38        628          82.0
6.001 - 6.250................     10,781,876        243       2.15         44,370     9.828      297.66        615          79.9
6.251 - 6.500................      3,555,947         76       0.71         46,789    10.477      296.80        588          76.8
6.501 - 6.750................        208,452          6       0.04         34,742    11.204      297.86        608          83.9
7.001 - 7.250................         85,000          2       0.02         42,500    11.507      298.94        590          82.0
7.251 - 7.500................         75,000          1       0.01         75,000    12.000      299.00        610          89.6
8.251 - 8.500................         53,100          1       0.01         53,100    13.000      299.00        591          65.1
8.501 - 8.750................         50,000          1       0.01         50,000    13.250      299.00        649         100.0
                                ------------   ---------  -----------
         Total                  $502,546,588      5,910     100.00%
                                ============   =========  ===========


     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 2.163%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.




                                  Credit Limit Utilization Rates for the Group 2 Mortgage Loans


                                                          Percent of                Weighted   Weighted     Weighted     Weighted
                                 Aggregate      Number     Aggregate     Average    Average     Average     Average      Average
                                 Principal        of       Principal     Current     Gross     Remaining     Credit      Combined
      Range of Credit             Balance      Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
 Limit Utilization Rates (%)    Outstanding     Loans     Outstanding    Balance      Rate     (months)       Score     Value Ratio
-----------------------------   -----------    ---------  -----------   ---------   --------   ---------   -----------  -----------
  0.01 -  10.00..............   $   737,813         90       0.15%      $ 8,198      5.398%     295.83        744          79.8%
10.01 -  20.00...............     2,760,851        112       0.55        24,650      5.649      296.86        728          76.3
20.01 -  30.00...............     3,569,985        110       0.71        32,454      5.670      297.10        729          76.2
30.01 -  40.00...............     6,601,926        143       1.31        46,167      5.576      297.72        725          77.7
40.01 -  50.00...............     8,509,637        150       1.69        56,731      5.516      297.17        721          77.9
50.01 -  60.00...............    11,013,346        167       2.19        65,948      5.659      296.78        720          76.4
60.01 -  70.00...............    14,648,423        183       2.91        80,046      5.649      297.14        712          79.0
70.01 -  80.00...............    14,825,729        195       2.95        76,029      6.006      296.83        705          80.4
80.01 -  90.00...............    20,171,992        229       4.01        88,087      5.976      297.73        708          82.2
90.01 - 100.00...............    19,706,885      4,531      83.52        92,630      6.735      296.45        709          88.0
                               ------------   ---------  -----------
         Total                 $502,546,588      5,910     100.00%
                               ============   ========  ===========

     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 88.43%.



                                        Maximum Loan Rates for the Group 2 Mortgage Loans

                                                       Percent of                Weighted   Weighted     Weighted     Weighted
                               Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                               Principal       of       Principal     Current     Gross     Remaining     Credit      Combined
                                Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
   Maximum Loan Rates (%)     Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score     Value Ratio
---------------------------   -----------   ---------  -----------   ---------   --------   ---------   -----------  -----------
 6.000.....................   $    83,000         1        0.02%      $83,000      6.000%     296.00        741         100.0%
11.949.....................       148,380         1        0.03       148,380      4.250      297.00        733          80.0
12.000.....................       143,270         2        0.03        71,635      4.758      351.30        700         100.0
15.000.....................        24,801         1        0.00        24,801      4.200      351.00        706         100.0
16.000.....................     3,327,128        48        0.66        69,315      6.401      297.46        704          81.2
17.000.....................    24,605,184       271        4.90        90,794      6.646      296.75        722          88.8
18.000.....................   459,256,678     5,259       91.39        87,328      6.464      296.52        713          86.8
21.000.....................    14,958,147       327        2.98        45,744      9.996      297.40        609          79.2
                             ------------   ---------  -----------
         Total               $502,546,588     5,910      100.00%
                             ============   =========  ===========


     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 18.021%.


                                          Credit Limits for the Group 2 Mortgage Loans


                                                       Percent of                Weighted   Weighted     Weighted     Weighted
                               Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                               Principal       of       Principal     Current     Gross     Remaining     Credit      Combined
                                Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
 Range of Credit Limits ($)   Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score     Value Ratio
---------------------------   -----------   ---------  -----------   ---------   --------   ---------   -----------  -----------
      0.01 - 10,000.00.....   $    56,114         6         0.01%    $   9,352      6.038%    296.87        762          75.4%
 10,000.01 - 20,000.00.....     2,450,470       153         0.49        16,016      7.384     297.84        673          83.4
 20,000.01 - 30,000.00.....     6,229,041       262         1.24        23,775      7.412     297.82        684          85.8
 30,000.01 - 40,000.00.....    12,344,432       364         2.46        33,913      6.989     296.98        694          86.4
 40,000.01 - 50,000.00.....    25,675,355       627         5.11        40,950      6.749     296.69        697          85.4
 50,000.01 - 60,000.00.....    31,776,756       601         6.32        52,873      6.903     296.71        711          90.2
 60,000.01 - 70,000.00.....    37,048,466       594         7.37        62,371      7.147     296.77        710          92.0
 70,000.01 - 80,000.00.....    44,207,729       647         8.80        68,327      7.143     296.79        710          92.5
 80,000.01 - 90,000.00.....    33,116,083       434         6.59        76,304      7.037     296.05        714          93.0
 90,000.01 - 100,000.00....    55,370,014       673        11.02        82,273      6.753     296.31        703          88.3
100,000.01 - 125,000.00....    40,086,965       392         7.98       102,263      6.819     297.31        710          90.8
125,000.01 - 150,000.00....    55,374,439       471        11.02       117,568      6.318     297.09        708          84.6
150,000.01 - 175,000.00....    15,168,281       103         3.02       147,265      6.628     296.70        711          88.9
175,000.01 - 200,000.00....    23,400,458       163         4.66       143,561      6.007     296.64        716          81.7
200,000.01 - 225,000.00....     9,805,967        63         1.95       155,650      5.842     297.56        718          82.4
225,000.01 - 250,000.00....    14,539,170        79         2.89       184,040      5.849     293.82        719          80.9
250,000.01 - 275,000.00....     8,604,324        38         1.71       226,430      6.428     296.87        717          88.5
275,000.01 - 300,000.00....    12,174,597        53         2.42       229,709      5.853     296.86        704          78.5
300,000.01 - 325,000.00....     6,912,062        25         1.38       276,482      6.339     288.09        724          86.1
325,000.01 - 350,000.00....     5,739,971        22         1.14       260,908      6.031     297.46        721          77.9
350,000.01 - 375,000.00....     3,069,139        12         0.61       255,762      6.781     297.29        699          82.8
375,000.01 - 400,000.00....     3,844,343        15         0.76       256,290      5.479     296.44        726          79.5
400,000.01 - 425,000.00....     2,695,616        10         0.54       269,562      5.644     296.08        702          85.7
425,000.01 - 450,000.00....     2,240,873         6         0.45       373,479      7.294     297.60        737          87.2
450,000.01 - 475,000.00....     2,074,505         7         0.41       296,358      6.960     297.55        725          88.9
475,000.01 - 500,000.00....    11,156,866        33         2.22       338,087      5.436     297.39        733          76.8
500,000.01 - 525,000.00....     1,013,159         3         0.20       337,720      6.740     295.50        667          82.3
525,000.01 - 550,000.00....       235,814         1         0.05       235,814      4.000     297.00        755          90.0
550,000.01 - 575,000.00....     1,049,434         2         0.21       524,717      4.971     297.00        769          90.1
575,000.01 - 600,000.00....       800,000         2         0.16       400,000      8.063     296.50        723          92.4
600,000.01 - 625,000.00....     1,609,333         3         0.32       536,444      5.404     296.34        735          81.7
625,000.01 - 650,000.00....     1,928,867         4         0.38       482,217      5.595     297.15        694          70.2
650,000.01 - 675,000.00....     1,889,373         3         0.38       629,791      5.501     296.93        722          84.6
675,000.01 - 700,000.00....     1,673,404         4         0.33       418,351      6.651     296.02        720          84.1
700,000.01 - 725,000.00....     1,320,074         2         0.26       660,037      5.258     296.08        709          80.0
725,000.01 - 750,000.00....     3,505,177         5         0.70       701,035      5.827     297.43        711          70.7
775,000.01 - 800,000.00....     1,520,646         4         0.30       380,162      5.924     296.74        746          78.2
825,000.01 - 850,000.00....        94,324         1         0.02        94,324      4.500     297.00        754          59.7
875,000.01 - 900,000.00....     1,776,250         2         0.35       888,125      6.822     296.99        724          84.8
900,000.01 - 925,000.00....     2,105,072         3         0.42       701,691      5.918     296.60        709          83.0
925,000.01 - 950,000.00....     1,813,750         2         0.36       906,875      8.072     292.57        675          97.4
950,000.01 - 975,000.00....       345,035         1         0.07       345,035      6.125     297.00        714          74.3
975,000.01 - 1,000,000.00..     8,084,149        10         1.61       808,415      5.155     296.56        731          72.4
Greater than 1,000,000.00..     6,620,693         5         1.32     1,324,139      5.074     296.74        709          59.1
                             ------------   ---------  -----------
         Total               $502,546,588     5,910       100.00%
                             ============   =========  ===========

     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $100,470.



                                          Lien Priority for the Group 2 Mortgage Loans

                                                       Percent of                Weighted   Weighted     Weighted     Weighted
                               Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                               Principal       of       Principal     Current     Gross     Remaining     Credit      Combined
                                Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
       Lien Property          Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score     Value Ratio
---------------------------  ------------   ---------  -----------   ---------   --------   ---------   -----------  -----------
Second Liens...............  $502,546,588     5,910       100.00%      $85,033      6.577%     296.58        710          86.6%
                             ------------   ---------  -----------
         Total               $502,546,588     5,910      100.00%
                             ============   =========  ===========



                                        Delinquency Status for the Group 2 Mortgage Loans

                                                       Percent of                Weighted   Weighted     Weighted     Weighted
                               Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                               Principal       of       Principal     Current     Gross     Remaining     Credit      Combined
                                Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
    Delinquency Status        Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score     Value Ratio
---------------------------   ------------  ---------  -----------   ---------   --------   ---------   -----------  -----------
Current....................   $495,512,260    5,836       98.60%      $84,906      6.575%     296.57        710          86.6%
30 - 59 Days...............      7,034,329       74        1.40        95,058      6.704      297.09        705          86.4
                              ------------  ---------  -----------
         Total                $502,546,588    5,910      100.00%
                              ============  =========  ===========



                                         Origination Year for the Group 2 Mortgage Loans


                                                       Percent of                Weighted   Weighted     Weighted     Weighted
                               Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                               Principal       of       Principal     Current     Gross     Remaining     Credit      Combined
                                Balance     Mortgage     Balance     Principal   Mortgage     Term      Bureau Risk   Loan-to-
     Origination Year         Outstanding     Loans    Outstanding    Balance      Rate     (months)       Score     Value Ratio
---------------------------   -----------   ---------  -----------   ---------   --------   ---------   -----------  -----------
2003.......................   $ 9,974,283       126        1.98%      $79,161      6.006%     282.91        704          95.6%
2004.......................   492,572,305     5,784       98.02        85,161      6.588      296.86        710          86.4
                             ------------   ---------  -----------
         Total               $502,546,588     5,910      100.00%
                             ============   =========  ===========

                           Mortgage Loan Statistics

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.


                                      By: /s/ Celia Coulter
                                          ----------------------------
                                          Name:   Celia Coulter
                                          Title:  Vice President



Dated:  October 15, 2004